                                                                   EXHIBIT 10.06

                            FIRSTFED BANCORP, INC.
                          DEFERRED COMPENSATION PLAN

                              ------------------
                            As Amended and Restated
                            Effective June 17, 1998
                              ------------------

     The Board of Directors of FirstFed Bancorp, Inc. has amended and restated this Plan, effective June 17, 1998, and in the process has merged into this Plan both the First Federal Savings Bank Directors' Retirement Plan and the First Federal Savings Bank Deferred Compensation Plan.


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     The following words and phrases, when used in the Plan with an initial capital letter, shall have the meanings set forth below unless the context clearly indicates otherwise.

     1.1 "Account" shall mean a bookkeeping account maintained by the Company in the name of the Participant.

     1.2 "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as the terms are defined in Section 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended.

     1.3 "Bank" shall mean First Federal Savings Bank, and any successor to its interest.

     1.4 "Beneficiary" shall mean the person or persons whom a Participant may designate as the beneficiary of the Participant's Benefits under Article II (and shall mean the Participants' estate in the event of a valid designation). A Participant's election of a Beneficiary shall be made on the Distribution Election Form, shall be revocable by the Participant during his or her lifetime, and shall be effective only upon its delivery to, and acceptance by, the Committee, which acceptance shall be presumed unless, within ten business days of delivery of the Participant's election, the Committee provides the Participant with a written notice detailing the reasons for its rejection.

     1.5 "Benefits" shall mean any and all benefits that are or may become payable under Article II of the Plan.

     1.6   "Board" shall mean the Board of Directors of the Company.

     1.7 "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company thereof, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's Directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     1.8 "Committee" shall mean any committee that the Board may appoint to administer and effectuate the Plan, and shall mean the Board in the absence, at any time, of a duly appointed Committee. The Committee shall act only by a majority of its members, and may act through meetings or written consents. Notwithstanding the foregoing, the Board may at any time act in lieu of the Committee with respect to any action that the Committee may take pursuant to the Plan.

     1.9   "Common Stock" shall mean the common stock of the Company.

     1.10 "Company" shall mean FirstFed Bancorp, Inc., and any successor to its interest.

     1.11  "Deferral Election Form" shall mean the form attached as Exhibit "A."

     1.12  "Director" shall mean a member of the Board.

     1.13 "Distribution Election Form" shall mean the form attached hereto as Exhibit "B."

     1.14  "Effective Date" shall mean June 17, 1998.

     1.15 "Employee" shall mean any person who is employed by the Company, the Bank, or an Affiliate.

     1.16  "Investment Election Form" shall mean the form attached as Exhibit
"C."

     1.17 "Just Cause" shall mean misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violations of any law, rule or regulation (other than traffic violations or similar offenses), or final cease-and-desist orders.

     1.18 "Participant" shall mean (i) an individual who serves as a Director of the Company, the Bank, or an Affiliate on or after the Effective Date, regardless of whether or not the Director is an Employee, and (ii) any Employee whom the Board has specifically selected for participation in the Plan, provided that an Employee shall be eligible for Plan participation only if the Employee is a member of a select group of the Bank's or the Company's management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time.

     1.19 "Plan" shall mean this FirstFed Bancorp, Inc. Deferred Compensation Plan.

     1.20  "Plan Year" shall mean the Company's fiscal year.

     1.21 "Special Distribution Election" shall mean the form attached hereto as Exhibit "D".

     1.22  "Trust" shall mean the trust created under the Trust Agreement.

     1.23 "Trust Agreement" shall mean the agreement entered into between the Company and the Trustee, pursuant to the terms hereof.

     1.24 "Trustee" shall mean the person(s) or entity appointed by the Board pursuant to the Trust Agreement to hold legal title to the Plan assets for the purposes set forth herein.

     1.25 "Year of Service" shall mean each full year of a Director's service on the Board (measured from the date the Director joined the Board, whether that date is before or after the Effective Date).


                                  ARTICLE II
                              CREDITS TO ACCOUNTS
                              -------------------

     2.1 On the Effective Date. The following Participants shall have their Accounts credited on the Effective Date with the amounts listed below, with "Deferrals" referring to credits made under both Bank's and the Company's current deferred compensation plans through the Effective Date:

                          3/31/98              6/17/98            Total Credit
     Participant         Deferrals        Retirement Credit        to Account
     -----------         ---------        -----------------       ------------






     2.2 Future Credits. Each Director who first joins the Board after the Effective Date shall have his or her Account credited with $71,000. No Participant may receive more than ten years of credits to his or her Account.

     2.3 Elective Deferrals. Prior to each Plan Year, each Director may elect to defer the receipt of all or part of his or her future fees (including retainers), and each other Participant may elect to defer up to 25% of salary or 100% of bonus compensation. Such elections shall be (i) made on the Deferral Election Form, and (ii) effective on the first day of the Plan Year following their acceptance by the Committee, provided that elections made within 30 days of either the Effective Date, or a Participant's initial service with the Bank as an Employee or a Director, shall be effective as of the first day of the month following their acceptance by the Committee. Any such elections shall be irrevocable until the end of the Plan Year in which they are made, except that the Board may permit suspension of a Participant's deferral election in the event of "hardship" within the meaning of Article III.

     2.4 Investment Return. From the date of any credits through distribution under the terms of the Plan, each Participant's Account shall be credited with a rate of return based on the Participant's selection from the choices presented on the Investment Election Form (and in the absence of a valid election, based on the interest rate paid by the Bank on one-year certificates of deposit as of the first day of each Plan Year). A Participant may change his or her investment selection on a prospective basis only, effective as of the first day of the calendar quarter that begins after the Committee accepts a new election. If a Participant has, before the Effective Date, selected a measure for the rate of return on compensation deferred through the Bank's or the Company's deferred compensation plans, such election shall be honored and remain in effect until a superseding election becomes effective.

     2.5 Short-swing Profit Rule. If a Participant elects to have his or her Account appreciate or depreciate based on the Common Stock fund, the effectiveness of any investment election that the Participant makes shall be deferred until the next following date on which said election would not result in an "opposite way" transaction for purposes of SEC Rule 16b-3. For purposes of this paragraph, an "opposite way" transaction shall be defined as an election that affects a "sale" of the Common Stock by a Participant within six months of an election that affects a "purchase" (and vice versa), whether under this Plan or another plan maintained by the Company or the Bank. This six-month "opposite way" rule will not apply, however, if the Participant elects to receive a distribution in connection with his or her death or termination of employment.

     2.6 Vesting; Forfeiture for Just Cause. Amounts credited to Participants' Accounts shall be fully vested at all times, except that the portion of the Participant's Account that is attributable to June 17, 1998 Retirement Credits listed in Sections 2.1 hereof shall (i) be automatically forfeited in the event that the Participant's service with the Bank or the Company terminates for Just Cause, and (ii) become vested according to the following schedule:

          Years of Service                  Vested Interest
          ----------------                  ---------------
          Less than 3                              0%
          At least 3 but fewer than 6             50%
          At least 6 but fewer than 10            75%
          10 or more                             100%


                                  ARTICLE III
                  DISTRIBUTION FROM ACCOUNTS; ELECTION FORMS
                  ------------------------------------------

     3.1 General Rule. The Company shall distribute the vested balance credited to a Participant's Account in accordance with the Participant's Distribution Election Form (subject to Section 2.6 hereof). In the absence of a valid election, the Company shall distribute the Participant's Account in substantially equal annual installments over a period of five (5) years, beginning on the first day of the second month following the Participant's termination from the Bank or the Company for any reason other than Just Cause. The Participant may elect on the Distribution Election Form to receive his or her distribution in cash or Common Stock (but only to the extent that shares of Common Stock are then held in the Trust for the Participant's benefit.)

     3.2 Distribution Elections. To be effective, a Participant's initial Distribution Election Form must be submitted either (i) more than one year before the date on which the Participant's service as a Director or Employee terminates for any reason, (ii) within 30 days of the Plan's Effective Date or the Participant's initial service with the Company or the Bank as a Director or an Employee, or (iii) more than 90 days before a Change in Control closes. Distribution elections made pursuant to this Article III shall become irrevocable one year before the Participant first becomes entitled to receive a distribution pursuant to this Article III. Nevertheless, Beneficiary designations made pursuant to executed Distribution Election Forms shall be revocable during the Participant's lifetime and the Participant may, by submitting an effective superseding Distribution Election Form at any time or from time to time, prospectively change the designated Beneficiary and the manner of payment to a Beneficiary.

     3.3 Hardship. If the Participant or a member of the Participant's immediate family (or a legal dependent of the Participant) should suffer one or more of the following unforeseen hardships, the Participant may apply to the Board for a withdrawal of all or part of his or her Account:

     (i)   extraordinary medical expenses, or

     (ii) other unforeseeable and severe financial hardships that the Company's Board of Directors may generally recognize.

     The Board shall have sole and complete discretion over whether or not to grant a Participant's request for a hardship withdrawal, provided that (i) the Board shall make its decisions in a uniform and nondiscriminatory manner, and
(ii) the Participant who requests a withdrawal shall abstain from participation in, and voting on, such request. If the Board approves a withdrawal, the Company shall pay the approved amount to the Participant as soon as practicable, and shall treat said amount as constituting a pro rata reduction in any deemed investment fund for the Participant's Account (unless the Participant's application for a withdrawal specifies its payment from a particular fund).

     3.4 Change in Control. In the event of a Change in Control each Participant's Account shall be due and payable within ten days following such Change in Control, unless the Participant has delivered a superseding Special Distribution Election, to the Company at least 90 days before the closing date of the Change in Control. A Participant may amend a Special Distribution Election made pursuant to Article III at any time and from time to time prior to the date that is 90 days before a Change in Control, except that the Participant may at any time change a designation of a Beneficiary and term of payments for death benefits. Once a Change in Control closes, subsequent appreciation or depreciation in unpaid amounts will be determined in accordance with the investment elections made in the Participant's Investment Election Form.

     3.5 Death Benefits. If a Participant dies before receiving all Benefits payable pursuant to the preceding paragraph, then the remaining balance of the Participant's Account shall be distributed in a lump sum payment of cash and Common Stock (if applicable) to the Participant's designated Beneficiary not later than the first day of the second month following the date of the Participant's death; provided that a Participant may specify on the Distribution Election Form a distribution period that effectuates the annual installment payments selected by the Participant (with payments made as though the Participant survived to collect all benefits and retired on the date of his or her death if payments had not previously commenced).


                                  ARTICLE IV
                              SOURCE OF BENEFITS
                              ------------------

     4.1 General Rule. The rights of the Participants under this Plan and of their Beneficiaries (if any) shall be solely those of unsecured creditors of the Company. Benefits shall constitute an unfunded, unsecured promise by the Company to pay such payments in the future, as and to the extent such Benefits become payable. Benefits shall be paid from the general assets of the Company, and no person shall, by virtue of this Plan, have any interest in such assets, other than as an unsecured creditor of the Company. For any fiscal year during which a Trust is maintained, (i) the Trustee shall inform the Board annually prior to the commencement of each fiscal year as to the manner in which such Trust assets shall be invested, and (ii) the Board shall, as soon as practicable after the end of each fiscal year of the Company, provide the Trustee with a schedule specifying the amounts payable to each Participant, and the date for making such payments.

     4.2 Change in Control. In the event of a Change in Control, the Company shall contribute to the Trust an amount sufficient to provide the Trust with assets having an overall value equivalent to the value of the aggregate Account balances under the Plan.


                                   ARTICLE V
                                  ASSIGNMENT
                                  ----------

     Except as otherwise provided by this Plan, it is agreed that neither the Participant nor his or her Beneficiary nor any other person or persons shall have any right to commute, sell, assign, transfer, encumber and pledge or otherwise convey the right to receive any Benefits hereunder, which Benefits and the rights thereto are expressly declared to be nontransferable. Notwithstanding the foregoing, or any other provision of this Plan, a Participant may transfer all or any part of his or her Account, and the rights associated therewith, to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Benefits so transferred may thereafter be transferred only to the Participant who was originally entitled to receive said Benefits or to an individual or trust to whom the Participant could have initially transferred the Benefits pursuant to this Article V. The Benefits, and the rights thereto, which are transferred pursuant to this Article V shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.


                                  ARTICLE VI
                           NO RETENTION OF SERVICES
                           ------------------------

     The Benefits payable under this Plan shall be independent of, and in addition to, any other compensation payable by the Company to a Participant, whether in the form of fees, bonus, retirement income under employee benefit plans sponsored or maintained by the Company or otherwise. This Plan shall not be deemed to constitute a contract of employment between the Company and any Participant.


                                  ARTICLE VII
                                REORGANIZATION
                                --------------

     The Company agrees that it will not merge or consolidate with any other corporation or organization, or permit its business activities to be taken over by any other organization, unless and until the succeeding or continuing corporation or other organization shall expressly assume the rights and obligations of the Company herein set forth. The Company further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this Article VII, without having made adequate provision for the fulfillment of its obligation hereunder.

                                 ARTICLE VIII
                           AMENDMENT AND TERMINATION
                           -------------------------

     The Board may amend or terminate the Plan at any time, provided that no such amendment or termination shall, without the written consent of an affected Participant, alter or impair any accrued rights of the Participant under the Plan.


                                  ARTICLE IX
                                   STATE LAW
                                   ---------

     This Plan shall be construed and governed in all respects under and by the laws of the State of Alabama, except to the extent preempted by federal law. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.


                                   ARTICLE X
                               HEADINGS; GENDER
                               ----------------

     Headings and subheadings in this Plan are inserted for convenience and reference only and constitute no part of this Plan. This Plan shall be construed, where required, so that the masculine gender includes the feminine.


                                  ARTICLE XI
                          INTERPRETATION OF THE PLAN
                          --------------------------

     The Board shall have sole and absolute discretion to administer, construe, and interpret the Plan, and the decisions of the Board shall be conclusive and binding on all affected parties, unless such decisions are arbitrary and capricious.


                                  ARTICLE XII
                                  LEGAL FEES
                                  ----------

     In the event any dispute shall arise between a Participant and the Company as to the terms or interpretation of this Plan, whether instituted by formal legal proceedings or otherwise, including any action taken by a Participant to enforce the terms of this Plan or in defending against any action taken by the Company, the Company shall reimburse the Participant for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions; provided that the Participant shall return such amounts to the Company if he fails to obtain a final judgment by a court of competent jurisdiction or obtain a settlement of such dispute, proceedings, or actions substantially in his or her favor. Such reimbursements to a Participant shall be paid within ten days of the Participant furnishing to the Company written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Participant. Any such request for reimbursement by a Participant shall be made no more frequently than at 30 day intervals.

                                 ARTICLE XIII
                               DURATION OF PLAN
                               ----------------

     Unless terminated earlier in accordance with Article VIII, this Plan shall remain in effect during the term of service of the Participants and until all Benefits payable hereunder have been made.

                                                                     Exhibit "A"

                            FIRSTFED BANCORP, INC.
                          DEFERRED COMPENSATION PLAN

                        -------------------------------

                            Deferral Election Form

                        -------------------------------


     WHEREAS, FirstFed Bancorp, Inc. (the "Company") maintains the FirstFed Bancorp, Inc. Deferred Compensation Plan (the "Plan"), and the undersigned Participant is eligible to participate in said Plan.

     NOW THEREFORE, it is mutually agreed as follows:

     1. The Participant, by the execution hereof, agrees to participate in the Plan upon the terms and conditions set forth therein, and, in accordance therewith, elects to defer receiving from the Company and any subsidiary --

     [ ]     % of the Participant's salary.
          ---
     [ ]     % of any cash bonuses and    % of any restricted stock awards.
          ---                          ---
     [ ]     % of the Participant's fees for services as a director.
          ---
     2. This election will supersede any prior election and will take effect on the first day of the Plan Year after this election's effective date.

     3. This election will continue in force until either the last day of the Plan Year following a superseding election by the Participant in a writing sent to the Company or until the Participant ceases service with the Company or a subsidiary, or until the Plan is terminated by appropriate corporate action, whichever shall first occur.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands this
          day of             ,         .
---------        ------------  --------

Witnessed by:                          PARTICIPANT

------------------------------------   ---------------------------------------


Witnessed by:                          FIRSTFED BANCORP, INC.

                                       By
------------------------------------     -------------------------------------

                                         Its
                                            ----------------------------------

                                                                     Exhibit "B"

                            FIRSTFED BANCORP, INC.
                          DEFERRED COMPENSATION PLAN

                        -------------------------------

                          Distribution Election Form

                        -------------------------------


    AGREEMENT, made this      day of         , 19  , by and between the
                         ----        --------    --
undersigned participant (the "Participant") in the FirstFed Bancorp, Inc. Deferred Compensation Plan (the "Plan"), and FirstFed Bancorp, Inc. (the "Company") with respect to distribution of the Participant's benefits under the Plan.

    NOW THEREFORE, it is mutually agreed as follows:

    1. Form of Payment Generally. The Participant, by the execution hereof, agrees to participate in the Plan upon the terms and conditions set forth therein, and, in accordance therewith, elects to have his or her Account distributed as follows:

    [ ]   in one lump sum payment.

    [ ] in substantially equal annual payments over a period of _____ years (no more than 10).

    2. Timing of Benefits. All amounts deferred pursuant to this Agreement shall be distributed beginning on December 31st of --

    [ ] the calendar year in which the Participant ceases service with the Company.

    [ ] the calendar year immediately following the year in which the Participant ceases service with the Company.

    [ ] the later of the calendar year immediately following the year in which the Participant ceases service with the Company, or ____________, 199_ (a specific date not later than the year in which the Participant will attain 70 years of age).

    [ ]   the year in which the Participant attains 70 years of age.

Deferred Compensation Plan
Distribution Election Form
Page 2

    3. Form of Payment to Beneficiary. In the event of the Participant's death,
       ------------------------------
his or her Account shall be distributed --

    [ ]    in one lump sum payment.

    [ ] in accordance with the payment schedule selected in paragraphs 1 and 4 hereof (with payments made as though the Participant survived to collect all benefits, and as though the Participant terminated service on the date of his or her death, if payments had not already begun).

    4. Medium of Payment.  Any benefits payable to the Participant shall be
       -----------------
paid in --

    [ ]    cash only.

    [ ] cash and any shares of common stock of the Company that are held in the Plan's grantor trust for the Participant's benefit.

    5. Designation of Beneficiary. In the event of the Participant's death
       --------------------------
before he or she has collected all of the benefits payable under the Plan, the Participant hereby directs that any survivorship benefits payable under Article III of the Plan be distributed to the beneficiary or beneficiaries designated under subparagraphs a and b of this paragraph 5 in the manner elected pursuant to paragraph 3 above:

    a. Primary Beneficiary. The Participant hereby designates the person(s)
       -------------------
named below to be his or her primary beneficiary and to receive the balance of any unpaid benefits under the Plan.


       Name of                                          Percentage of
Primary Beneficiary         Mailing Address             Death Benefit
-------------------         ---------------             -------------
                                                                %
                                                                %

    b. Contingent Beneficiary. In the event that the primary beneficiary or
       ----------------------
beneficiaries named above are not living at the time of the Participant's death, the Participant hereby designates the following person(s) to be his or her contingent beneficiary for purposes of the Plan:

Deferred Compensation Plan
Distribution Election Form
Page 3


       Name of                                          Percentage of
Primary Beneficiary         Mailing Address             Death Benefit
-------------------         ---------------             -------------
                                                                %
                                                                %


     6. Effect of Election. The elections made in paragraphs 1, 2, and 4 hereof
        ------------------
shall become irrevocable one year prior to the Participant's termination of service as a director or employee. The Participant may, by submitting an effective superseding Distribution Election Form at any time and from time to time, prospectively change the beneficiary designation and the manner of payment to a beneficiary. Such elections shall, however, become irrevocable upon the Participant's death.

     7. Mutual Commitments. The Company agrees to make payment of all amounts
        ------------------
due the Participant in accordance with the terms of the Plan and the elections made by the Participant herein. The Participant agrees to be bound by the terms of the Plan, as in effect on the date hereof or properly amended hereafter.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.


Witnessed by:                          PARTICIPANT

------------------------------------   ---------------------------------------


Witnessed by:                          FIRSTFED BANCORP, INC.

                                       By
------------------------------------     -------------------------------------

                                         Its
                                            ----------------------------------

                                                                     Exhibit "C"

                            FIRSTFED BANCORP, INC.
                          DEFERRED COMPENSATION PLAN

                        -------------------------------

                           Investment Election Form

                        -------------------------------

    WHEREAS, FirstFed Bancorp, Inc. (the "Company") has established the FirstFed Bancorp, Inc. Deferred Compensation Plan (the "Plan"), and the undersigned participant therein is eligible to make an investment election pursuant to
Article II of said Plan.

    NOW THEREFORE, the Participant hereby elects as follows:

    1. The Participant, by the execution hereof, agrees to participate in the Plan upon the terms and conditions set forth therein, and in accordance therewith, directs that any amounts credited to the Participant's account under the Plan will appreciate or depreciate from the effective date hereof as though they were invested as follows:

          %  in one-year certificates of deposit of First Federal Savings Bank
       --- (with the applicable interest rate determined on the first day of each Plan Year to which this rate is relevant).

          %  in shares of the common stock of the Company (with credit for a
       ---   dividend-adjusted rate of return).

    2. The investment election made in the prior paragraph shall be effective on the first day of the next following calendar quarter, and shall remain in effect until the first day of the calendar quarter that immediately follows the Company's receipt of a properly executed superseding investment election by the Participant.

    IN WITNESS WHEREOF, the Participant has executed this form on the     day of
                                                                      ---
         19  .
--------   --


Witnessed by:                          PARTICIPANT

------------------------------------   ----------------------------------------

                                                                     Exhibit "D"

                            FIRSTFED BANCORP, INC.
                          DEFERRED COMPENSATION PLAN

                        -------------------------------

                          Special Election of Payment
                       Method after a Change in Control

                        -------------------------------

     AGREEMENT, made this ____ day of ________, 19__, by and between ______________ (the "Participant") and FirstFed Bancorp, Inc. (the "Company"), with respect to any distribution of the Participant's entire account ("Account"), under the Company's Deferred Compensation Plan (the "Plan"), that occurs on or after a "change in control" (within the meaning of the Plan).

     NOW THEREFORE, it is mutually agreed as follows:

     1.   Form of Payment.  The Participant's Account shall be distributed in
          ---------------
cash that is paid --

     [ ]  in one lump sum.

     [ ] in substantially equal annual payments over a period of _____ years (no more than 10), with interest accruing according to the Plan, on the unpaid present value of his Account.

     2.   Time of Payment. Distribution of the Participant's Account shall begin
          ---------------
as soon as practicable after --

     [ ]  a change in control closes.

     [ ]  the January 1st after a change in control closes.

     [ ] the _________ annual anniversary of the January 1st after a change in control closes.

     3.   Frequency of Payment. The Participant shall receive installment
          --------------------
payments, if elected as a form of payment, on a ______ monthly, ______ quarterly, _____ semi-annual, or _____ annual basis.

     4.   Medium of Payment. Any benefits payable to the Participant shall be
          -----------------
paid in --

    [ ]   cash only.

    [ ] cash and any shares of common stock of the Company that are held in the Plan's grantor trust for the Participant's benefit.

Deferred Compensation Plan
Special Election Form
for Change in Control
Page 2

     5.   Form of Payment to Beneficiary. In the event of the Participant's
          ------------------------------
death, any unpaid balance credited to his Account shall be distributed to his designated beneficiary --

    [ ] in one lump sum payment, determined in the manner described in paragraph 1 hereof.

    [ ] in accordance with the payment schedule selected in paragraphs 1, 2, 3, and 4 hereof (with payments made as though the Participant survived to collect all benefits, and as though the Participant terminated service on the date of his death, if payments had not already begun).

     6.   Designation of Beneficiary. In the event of the Participant's death
          --------------------------
before he has collected all of the benefits payable under the Plan, the Participant hereby directs that any amounts unpaid under the Plan be distributed to the beneficiary or beneficiaries designated under subparagraphs a and b of this paragraph 6 in the manner elected pursuant to paragraph 5 above:

       a. Primary Beneficiary. The Participant hereby designates the person(s)
          -------------------
named below to be his primary beneficiary and to receive the balance of any unpaid benefits under the Plan:


           Name of                                           Percentage of
     Primary Beneficiary            Mailing Address          Death Benefit
     -------------------            ---------------          -------------

                                                                        %
                                                                        %

     b.   Contingent Beneficiary. In the event that the primary beneficiary or
          ----------------------
beneficiaries named above are not living at the time of the Participant's death, the Participant hereby designates the following person(s) to be his contingent beneficiary for purposes of the Plan:


           Name of                                           Percentage of
   Contingent Beneficiary           Mailing Address          Death Benefit
   ----------------------           ---------------          -------------

                                                                        %
                                                                        %

Deferred Compensation Plan
Special Election Form
for Change in Control
Page 3

     7.   Effect of Election. The elections made in paragraphs 1, 2, 3, and 4
          ------------------
hereof shall become irrevocable on the date 90 days before the closing of a change in control. The Participant may at any time and from time to time change his designation of, and manner of payment to, a beneficiary. Such election shall, however, become irrevocable upon the Participant's death.

     8.   Mutual Commitments. The Company agrees to make payment of all amounts
          ------------------
due the Participant in accordance with the terms of the Plan and the elections made by the Participant herein. The Participant agrees to be bound by the terms of the Plan, as in effect on the date hereof and as properly amended hereafter. The parties recognize and agree that this Agreement supersedes and nullifies any prior distribution election to the extent it is inconsistent herewith.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.


                                       PARTICIPANT
Witnessed by:

------------------------------------   -----------------------------------------



                                            FIRSTFED BANCORP, INC.
Witnessed by:

------------------------------------   ----------------------------------------

                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------